Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 17 Dated January 27, 2017
To Prospectus Dated May 10, 2016

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T, dated May 10, 2016 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund 2016 T upon request.
RECENT DEVELOPMENTS
On January 26, 2017, our Board of Trustees approved a resolution to extend our offering period past February 14, 2017, and to close our public offering to new investors on or about March 31, 2017, with the optionality of extending our offering period further and closing our public offering to new investors on or about June 30, 2017. Following the closing of the offering, we expect that, subject to our Board of Trustees’ discretion and applicable law: (i) we will continue to conduct quarterly tender offers pursuant to our share repurchase program; (ii) distributions will continue to be declared and paid on a monthly basis; and (iii) our distribution reinvestment plan will remain in effect and participating shareholders will be able to reinvest distributions at net asset value per share as determined by our Board and management of the Company. We will continue to have a finite term of no more than five years from the closing of this initial public offering (contemplated to be on or before December 31, 2021).